SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Small Mid Cap Value VIP
The following information replaces similar disclosure contained under the “Management process” sub-heading of the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectuses.
Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process based upon a wide set of financial metrics and analysis to evaluate company operating performance and valuation. Company research lies at the heart of the investment process.
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference
February 14, 2019
PROSTKR-15